Crane Co. Response to Unrealistic CIRCOR Plan June 25, 2019 Exhibit 99.2

Forward-Looking Statements–Disclaimer This presentation may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current beliefs, expectations, plans, assumptions and objectives regarding the future financial performance of Crane Co. (the “Company”) and CIRCOR International, Inc. (“CIRCOR”) and are subject to significant risks and uncertainties. Such risks and uncertainties include, but are not limited to, risks related to the expected timing and likelihood of completion of a potential transaction between the Company and CIRCOR, including the risk that the potential transaction may not occur, and the risk that any announcements relating to the potential transaction could have adverse effects on the market price of the Company’s or CIRCOR’s common stock. Any discussions contained in this presentation, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in these forward-looking statements. Such factors are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, CIRCOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent reports filed with the Securities and Exchange Commission (the “SEC”), and will be found in the definitive proxy statement that may be filed with the SEC by CIRCOR if a negotiated transaction is agreed to. Such reports are available on the SEC’s website ( www.sec.gov ). The Company does not undertake to update any forward-looking statements.

Presentation Outline 1 2 3 4 OFFER TO ACQUIRE CIRCOR CIRCOR’S HISTORY OF UNDERPERFORMANCE NO REASON TO BELIEVE THIS TIME IS DIFFERENT OUR OFFER PROVIDES A HIGHER VALUE THAN CIRCOR’S UNREALISTIC PLAN CIRCOR’S FAILURE OF GOVERNANCE CONCLUSION: TENDER YOUR SHARES 5 6

OFFER TO ACQUIRE CIRCOR 4

CRANE CO.'S SUPERIOR ALL-CASH OFFER TO ACQUIRE CIRCOR

CRANE

Significant premium

Crane Co. to acquire CIRCOR in an all-cash transaction at $45.00 per share

Cash consideration represents a significant premium:
- 47% over the closing share price on May 20, 2019
- 37% over the undisturbed three-month volume weighted average share price
- 51% over the undisturbed six-month volume weighted average share price

Total enterprise value of $1.7 billion
- Multiple of approximately ~13.5x last twelve months adjusted EBITDA as of March 31, 2019

Positioned for rapid execution

Financing commitment in place – no contingency

No regulatory delays expected

The merger agreement, Section 203, and impairment conditions can be satisfied if the CIRCOR Board engages

Ready with full resources to finalize and close the transaction

Source: Bloomberg, FactSet, and company filings.
Note: Enterprise value calculation inclusive of net pension liabilities.

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CIRCOR DISREGARDING BEST INTEREST OF SHAREHOLDERS Crane’s offer represents certain value at a significant premium Immediate cash versus the standalone risk in CIRCOR’s “new plan” CIRCOR shareholders should not give credence to revised targets Repeated failure to achieve multi-year financial objectives Consistently underperformed peers as well as major indices CIRCOR’s Board and management have presided over a prolonged period of significant underperformance CIRCOR shareholders have articulated a strong desire for CIRCOR to engage with Crane Offer provides CIRCOR shareholders a platform to express their views publicly by tendering shares Crane encourages CIRCOR to promptly engage in meaningful, good-faith discussions We urge circor shareholders to tender their shares, and we encourage the CIRCOR board to engage with crane co.

Why you should tender your shares Tendering shares into our offer sends a clear message to CIRCOR’s Board of Directors Desire to maximize value Rejection of status quo Skepticism of yet another set of revised and unrealistic performance targets Dissatisfaction with governance Our offer is superior to CIRCOR’s standalone prospects Revised plan submitted June 24, 2019 at a long-term peer average multiple equates to $34 / share Crane Co. has stated that we would consider adjusting price if CIRCOR engages

Opportunistic? It’s simply chronic underperformance and persistent lack of ability to execute CIRCOR has failed to deliver on multiple sets of financial targets Missing self-set targets since 2011 driven by poor execution Substantially underperformed peers, even those with substantial O&G market exposure Undisciplined and imprudent capital deployment strategy Consistently overpaid for assets Excessive leverage limits flexibility and eliminates any margin of error for execution issues and/or market pressures Given current market conditions, CIRCOR shareholders should be skeptical of a standalone turnaround Approaches in 2011 and 2013 rebuffed under different market conditions Rejections based on standalone business prospects circor’S history OF UNDERPERFORMANCE

consistent underperformance VS. KEY INDICES persistent DECLINE in stock price DESPITE acquiring ATTRACTIVE ASSETS Source: Factset | Note: Indexed share price from 12/31/2013 to 5/17/2019; Indexed to 100 | S&P Mid Cap 400 Capital Goods index constituents are equal weighted. ¹ S&P Mid Cap 400 Capital Goods Index excludes constituents without data back to 12/31/13 including Resideo Technologies, Inc., nVent Electric plc and NOW Inc.

circor TSR: SINGLE worst performer among PEERS Total Shareholder Returns (12/31/2013 - 5/17/2019) ¹,² Source: Factset. ¹ Total shareholder returns from 12/31/2013 to 5/17/2019. ² Assumes dividends are reinvested on ex-date | Adjusted for stock splits and split-offs. ² Peers include S&P Mid Cap 400 Capital Goods Index excluding constituents without data back to 12/31/2013 including Resideo Technologies, Inc., nVent Electric plc and NOW Inc. -61.1% 58.5% 40.7% Single worst performer vs. ALL companies in S&P Midcap 400 Capital Goods index Index Mean 3 Index Median 3

“O&G exposure” not a credible excuse Source: FactSet. ¹ Total shareholder returns from 12/31/2013 to 5/17/2019. ² Assumes dividends are reinvested on ex-date | Adjusted for stock splits and split-offs. ² Peers include S&P Mid Cap 400 Capital Goods Index excluding constituents without data back to 12/31/2013 including Resideo Technologies, Inc., nVent Electric plc and NOW Inc. CIRCOR underperformed all peers… even those with similar market exposure TSR of Each Constituent of the S&P Midcap Capital Goods Index 12/31/2013 through 5/17/2019 Bars Shaded Red Represent Companies with Substantial Energy/O&G Exposure

FROM CIRCOR’S OWN 10-K… Source: CIRCOR 2018 Form 10-K. CIRCOR REPORTS LONG-TERM UNDERPERFORMANCE COMPARED TO MAJOR INDICIES AND SELF-SELECTED PEER GROUP

CIRCOR MISSED ALL FIVE-YEAR TARGETS SET IN 2014

CRANE

2018 Targets vs. Actual Performance


4-6%
-4% 1
TARGET
ACTUAL
ORGANIC REVENUE GROWTH
~15%
8.2% 2
TARGET
ACTUAL
ADJUSTED OPERATING MARGIN
$6.45
$2.11 2
TARGET
ACTUAL
ADJUSTED EPS
>100%
73% 3
TARGET
ACTUAL
FREE CASH FLOW CONVERSION

CIRCOR FAILED TO DELIVER ON ITS OWN PERFORMANCE TARGETS TO SHAREHOLDERS

Source: Company filings and presentations, including CIRCOR's 2014 Investor Day presentation dated 9/10/2014.

[1] Calculated using FY 2013 revenue figure and adding the impact of operations on revenue for subsequent years, as reported in company filings.

[2] As reported in Q4 2018 earnings press release dated 2/27/2019.

[3] Free cash flow calculated by subtracting GAAP capital expenditures, net of proceeds from sales of property, plant & equipment, from GAAP Operating Cash Flow; free cash flow conversion defined as free cash flow divided by adjusted net income as reported in company press releases. Free cash flow conversion for 2018 was 73%.

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And APPEARS LIKELY TO MISS prior 2020 goals SET IN 2017… Source: Company filings and presentations, including CIRCOR’s 2017 Investor Day presentation dated 5/25/2017. ¹ As reported in Q4 2018 earnings press release dated 2/27/2019. ADJUSTED OPERATING MARGIN ADJUSTED EPS ~16% 8.2% 1 $6.65 $2.11 1 little evidence OF PROGRESS TOWARD Prior performance GOALs 2020 Targets vs. 2018 Actual Performance

…AND LIKELY TO MISS NEW 2020 TARGETS ISSUED on June 24, 2019, despite DOWNWARD revisions Source: Company filings and presentations, including CIRCOR’s 2017 Investor Day presentation dated 5/25/2017. ¹ As reported in Q4 2018 earnings press release dated 2/27/2019. 2 Revised target represents adjusted EBITDA, reduced by ~$23 million of depreciation and amortization expense ADJUSTED OPERATING MARGIN ~13% 2 8.2% 1 Poor FORECASTING TRACK RECORD UNDERMINES CREDIBILTY of new plan “REVISED” 2020 Targets vs. Prior Target and vs. 2018 Actual Performance ~16% New

AND REMEMBER, CIRCOR has been missing its targets for a long time Source: Company filings and presentations, including CIRCOR’s Q4 2010 Earnings Presentation dated 2/24/2011 and Gabelli Conference Presentation dated 2/9/2012. ¹ As reported in CIRCOR’s Q4 2014 earnings release dated 2/28/2015. 2 As reported in CIRCOR’s Q4 2016 earnings release dated 2/16/2017. 3 As reported in CIRCOR’s Q4 2017 earnings release dated 2/28/2018. SALES1 14%-16% Target ADJUSTED SEGMENT MARGIN1 3-5 Year Goals (Established in 2011) $1.3-$1.5B Target $662m 3 SALES1 14%-16% Target 11.1% 3 ADJUSTED SEGMENT MARGIN1 5-Year Goals (Rolled forward in 2012) $841m 1 $590m 2 $1.3-$1.5B Target 13.0% 1 11.5% 2

circor’s History of empty promises 2014 Investor Day 2017 Investor Day Actual Performance (2013-2018) 1 Difference “CIRCOR is at an inflection point” “CIRCOR transformation on track” Adjusted EPS from $3.21 to $2.11 1 “Significant margin expansion opportunity” “Significant margin expansion opportunity” Adjusted Operating Margin from 9.9% to 8.2% 1 “Strong free cash flow from growth, margin expansion and working capital” “Strong free cash flow from growth, margin expansion and working capital” Free Cash Flow from $56 million to $31 million 2 “ROIC will determine capital deployment” “M&A strategy drives complementary growth” Destroyed significant enterprise value over last five years CIRCOR’s standalone strategy for value creation not credible 34% 170 bps 45% ~$500mm Source: Company filings and presentations, including CIRCOR’s 2014 Investor Day presentation dated 9/10/2014 and CIRCOR’s 2017 Investor Day presentation dated 5/25/2017. ¹ As reported in Q4 2013 earnings press release dated 2/27/2014 and Q4 2018 earnings press release dated 2/27/2019. ² Free cash flow calculated by subtracting GAAP capital expenditures, net of proceeds from sales of property, plant & equipment, from GAAP Operating Cash Flow as reported in 2013 and 2018 Form 10-Ks.

And This time is different….? Sound familiar? From CIRCOR Investor Update – June 24, 2019: “Our plan is expected to deliver significant shareholder value over the next 18 months – driven by strong earnings growth and balance sheet improvement”

Circor CEO consistently missed internal targets CIRCOR’S 14d-9 Confirms underperformance Shareholders should not expect different result Source: Schedule 14D-9 dated 6/24/19.

No reason to believe this time is different

CIRCOR'S ORGANIZATIONAL DISRUPTION LIMITS POTENTIAL

CRANE

- Significant turnover across top management
  - Three CFOs, four Energy Segment Heads, and three Aerospace Segment Heads since 2013

- Multiple organizational restructurings
  - Three different reporting structures since 2013
  - Repeated segment realignments also substantially limits transparency to investors

- Extreme increase in leverage and risk profile over last 5 years
  - Total Debt / EBITDA now **~6.7x** (LTM Q1 2019, including net pension)
  - Limits flexibility and could drive short-term decision making

LACK OF STABILITY MAKES BUSINESS "TRANSFORMATION" FAR MORE CHALLENGING

Source: Company filings.
Note: Total debt adjusted for net pension liabilities | EBITDA includes adjustments for net pension cost.

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CIRCOR INSTABILITY by-the-numbers CFOs 9 VP-level changes 2 GCs (currently open) 4 Energy segment heads 3 Aerospace segment heads 3 Different reporting structures 10 Top executives have left the Pumps business since the December 2017 Colfax acquisition 11 of SIGNIFICANT MANAGEMENT TURNOVER AND ORGANIZATIONAL DISRUPTION HAVE IMPACTED CIRCOR’S PERFORMANCE Since 2013: 3

EBITDA growth plan assumptions unrealistic Source: CIRCOR’s Schedule 14D-9 1 Cost Reduction category includes Synergies and G&A Cost Reduction and Low Cost Manufacturing. Mix of EBITDA growth drivers appears unrealistic: extremely difficult to drive substantial cost reductions concurrent with big improvements in both price and volume Aggressive pricing actions would further limit potential for volume growth Disruption from facility rationalizations (on-time delivery, quality) and G&A reductions already hurting volume and pricing potential No specific details provided by business or initiative to substantiate credibility or viability of projections

Industrial is a solid business… Strong brands and attractive business that is already performing well After re-allocating Colfax Defense (pumps product line) back to Industrial (where we believe it belongs), this segment contributes more than half of overall segment profit with ~12.5% adjusted EBITDA margins Source: Company Documents 1Adjusted to re-allocate Colfax defense related businesses “Pumps Defense” back to Industrial where we believe it belongs given product and manufacturing characteristics.

…but with limited room for operational improvement Additional cost savings / margin upside questionable Managed for years by successive experienced Colfax management teams with strong track records Colfax Business System (derivative of Danaher Business System) was rigorously applied for many years Plant consolidation opportunities already exhausted Efficient operations, lean ES&A structure Prior focus on sourcing, price and growth under experienced Colfax management team Ingrained culture of continuous improvement / operational excellence

Other industrial improvement constraints Difficult to drive improvement without a stable, experienced management team 10 of 11 top executives have left the pumps business since the December 2017 Colfax acquisition Historically, this business hasn’t received consistent price improvements Pricing particularly challenging in the current market environment Sourcing savings hampered by limited resources in this area at CIRCOR Poor demonstrated track record Insufficient engineering experience and resources to drive VA/VE related sourcing savings Inadequate Low Cost County (LCC) infrastructure in place

Reduced exposure to energy won’t help Recent order and backlog performance make near-term turnaround out of reach Burning backlog with weak orders in recent quarters Margins remain well below industry average Margin deterioration disproportionate to sales decline and market conditions Poor execution on repositioning We believe Oklahoma City closure and move to Monterrey, Mexico, has caused customer and channel disruption with substantial on-time delivery and quality issues Need to substantially improve structural costs Further consolidation opportunities appear very limited on a standalone basis Repeated segment realignments limit transparency and ability to analyze data, but a few conclusions seem evident:

Near-term sales growth at Energy likely to be challenging Energy burning substantial backlog with increasingly negative book-to-bill Source: Company filings and presentations. 1 Backlog for all quarters of 2018 adjusted to exclude Reliability Services which had 25.6m backlog in 1Q18 (assumed to be similar in 2Q-4Q18). 1Q19 backlog excludes Reliability Services backlog which was divested in January 2019. 2 Book-to-bill is defined as quarterly orders / quarterly sales. Order activity and backlog, paired with operational disruptions from facility moves, suggest continued topline weakness ahead

Energy – no sign of operational improvement Energy Adjusted Segment Margin (ex-Reliability Services) Source: Company filings and presentations. 2018 data presented pro forma for the 2019 divestiture of Reliability Services based on information contained in the January 28, 2019 press release “CIRCOR Announces Sale of Non-Core Reliability Services Business for $85 Million.” Reliability Services was not included in the Energy segment prior to the February 28, 2018 segment realignment. Energy Sales ($mm) (ex-Reliability Services) And it wasn’t all volume related… Despite facility rationalizations and “Transformation,” Energy margins continue to decline

Aerospace & defense has limited margin potential in current standalone structure After prior restructurings, no further opportunity for consolidation among existing CIRCOR facilities $237m 2018 sales and five facilities $47m average sales per facility is sub-scale Wide variation in manufacturing capabilities across existing sites would limit benefits of future consolidation Given Crane’s footprint, there would be opportunities for synergies that CIRCOR can not realize on their own Minimal benefit to be realized from Morocco facility June 24, 2019 Schedule 14D-9: “Transitioning numerous programs to low cost manufacturing location in Morocco.” 1Q19 earnings call response to question on quantification on benefits from Morocco move: “These are smaller programs. So, I would not – it's not going to be – we're going to continue to expand margins in Aerospace & Defense. This is a piece of it. I wouldn't break this out as a special number for you.”

Aerospace & defense growth limited near-term Industry growth rates on a blended basis +2-3% No growth details by business/segment provided in Schedule 14D-9 Strong book-to-bill consistent with the rest of the industry which has been receiving multi-year orders for certain platforms; not necessarily indicative of accelerating growth Good platform exposure, but extremely difficult to win new content at this point of Aero cycle until 2022 Historically underinvested Need to ramp up investment or will miss next cycle CIRCOR has already taken aggressive pricing actions Paired with historical underinvestment, further price increases could impair future prospects

Our offer provides a higher value than circor’s unrealistic plan

Circor’s plan does not deliver value equivalent to crane co.’s offer Even if CIRCOR could execute on its plan, the resulting value would still be a discount to crane’s offer Source: Company filings and presentations, including CIRCOR’s investor presentation dated 6/24/2019. 1 Long Term Multiple based on the S&P Mid Cap 400 Capital Goods Index 10 year average TEV / FY+1 EBITDA multiple. 2 Assuming CIRCOR's business plan as detailed in its investor presentation dated 6/24/2019. 3 Based on the average of CIRCOR's expected 12/31/2019 and 12/31/2020 net leverage multiples of 4.3x and 3.5x, respectively in its investor presentation dated 6/24/2019. 4 Reflects CIRCOR’s net unfunded pension liability as of 12/31/2018, tax-effected at a 21.3% rate based on CIRCOR management guidance. 5 Based on treasury stock method, including 19.9 basic shares outstanding, 743K options outstanding with a total weighed average strike price of $50.26 and 438K other equity awards outstanding. 6 Based on a Beta of 2.0, equity risk premium of 5% and risk free rate of 2%.

No reason CIRCOR should trade above long-term peer average multiple on normalized EBITDA Source: Capital IQ Note: Market data as of 6/17/19 TOTAL ENTERPRISE VALUE / FY+1 EBITDA – Last 10 Years for S&P Mid Cap 400 Capital Goods Index 10-year average: 9.4x circor’S Failure of governance

Examples of poor governance We urge circor shareholders to tender their shares to encourage the CIRCOR board to engage with crane co. Staggered Board Had proposal in hand during last annual meeting and shareholder vote without disclosure Maintaining other defenses typical of an “entrenched” Board History of poor capital allocation and an underperforming management team

LOW INSIDER OWNERSHIP MISALIGNS INCENTIVES WITH SHAREHOLDERS

CRANE

Insider Ownership as a % of Basic Shares Outstanding


Index Median ²
1.52%
0.95%
CIRCOR ¹

TYPICAL COMPANIES IN S&P MID CAP 400 HAVE ~1.6X THE INSIDER OWNERSHIP OF CIRCOR

Source: Schedule 14D-9 dated 6/24/19 and FactSet
[1] Excludes impact of merger agreement on accelerated vesting of options
[2] Index includes all S&P Mid Cap 400 Capital Goods constituents

38

QUESTIONABLE CAPITAL ALLOCATION DECISIONS Source: Company filings. CIRCOR Spent More Than 4x as Much Cash As IT Generated 2014-2018 cumulative cash deployment 2014-2018 cumulative cash from operations

UNDISCIPLINED M&A HAS DESTROYED SHAREHOLDER VALUE

CRANE

~$1bn
Enterprise value (12/30/14)

+

~$1bn
Net value of acquisitions

≠ **~$1.5bn**
Current enterprise value (5/17/19)

~$500mm of lost value

POORLY EXECUTED CAPITAL ALLOCATION DESTROYED ~25% OF CIRCOR'S ENTERPRISE VALUE

Source: Company filings and FactSet.
Note: Enterprise value calculations inclusive of net pension liabilities.

40

Returns for prior acquisitions overstated? circor’s roic targets for its two prior significant transactions appear overstated As they imply legacy Circor ebit contribution of <$11mM Source: CIRCOR 14D-9 dated 6/24/19, CIRCOR 10-K dated 3/1/19 and Crane estimates ¹ Year 3 expected ROIC per 14D-9 dated 6/24/19 ² Colfax Fluid Handling invested capital calculated as purchase price of $855m less tax benefits of $90m ³ Calculated as EBIT (1 - t) ⁴ Assumes tax rate of 18% ⁵ Comprised of $23.7m of normalized D&A less $1.0m of D&A associated with Reliability Services divestiture per CIRCOR 14D-9 ⁶ CIRCOR 2015 Adjusted EBIT per 8-K dated 2/19/16 and prior to the acquisitions of Critical Flow Solutions on 10/12/16 and Colfax Fluid Handling on 12/11/17 ROIC = EBIT (1 - t) Invested Capital ($mm) CIRCOR 2020E ROIC Target ¹ Invested Capital ² Implied NOPAT ³ Implied EBIT ⁴ Critical Flow Solutions >12% $195 >$23 >$29 Colfax Fluid Handling >11% $765 >$84 >$103 Implied Total EBIT Contribution >$131           CIRCOR 2020E EBITDA per CIRCOR 14D-9 $165 (-) EBIT Contribution from Critical Flow Solutions and Colfax Fluid Handling (>$131) (-) Estimated Normalized D&A ⁵ ($23) Implied CIRCOR Legacy Business 2020E EBIT Contribution <$11 Reference: CIRCOR 2015 EBIT ⁶ $63

CIRCOR has one of the weakest credit profiles among peers Net Debt / LTM EBITDA 6.7x 1.9x 1.8x High financial leverage leaves little room for error Source: Company filings. ¹ Peers include all S&P Mid Cap 400 Capital Goods Index constituents. Note: Total debt adjusted for net pension labilities | EBITDA includes adjustments for net pension cost. Index Mean 1 Index Median 1

Conclusion: Tender your shares

Circor shareholders’ call to action CIRCOR management has a demonstrated history of missed financial targets CIRCOR’s revised, short-term business plan insufficient to deliver competitive standalone value for shareholders Crane Co.’s certain, all-cash $45 per share offer remains the best alternative for CIRCOR shareholders Crane Co. urges CIRCOR shareholders to tender their shares and to direct the CIRCOR Board of Directors to engage with Crane Co. Revised circor plan clearly inferior to Crane co offer

Additional Information and Where to Find It (1/2) This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The tender offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, the related Letter of Transmittal and other offer materials) filed by the Company and its subsidiary, CR Acquisition Company, with the SEC on June 17, 2019, as amended, and which will be further amended as necessary. INVESTORS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. Investors may obtain the tender offer statement on Schedule TO, as well as other filings containing information about the Company and CIRCOR, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s Web site (www.craneco.com). The Offer to Purchase, the related Letter of Transmittal and other offer materials may also be obtained for free by contacting the Information Agent for the tender offer, Innisfree M&A Incorporated at (888) 750-5834 (toll-free for stockholders) or (212) 750-5833 (collect for banks and brokers).

Additional Information and Where to Find It (2/2) This presentation shall not constitute a solicitation of a proxy from any stockholder. This communication relates only to a proposal that the Company has made for a business combination with CIRCOR. In furtherance of the acquisition proposal, and subject to future developments, the Company and CIRCOR may file additional relevant materials with the SEC, including that CIRCOR may file a preliminary proxy statement on Schedule 14A if a negotiated transaction is agreed to. Following the filing of the definitive proxy statement with the SEC (if and when available), CIRCOR will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about the Company and CIRCOR, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s Web site (www.craneco.com).

Investor Contacts: Jason D. Feldman Director, Investor Relations 203-363-7329 superiorvalue@craneco.com www.craneco.com Scott Winter / Larry Miller / Gabrielle Wolf Innisfree M&A Incorporated 212-750-5833 Media Contacts: Tom Davies / Molly Morse Kekst CNC 212-521-4873 / 212-521-4826 Tom.davies@kekstcnc.com / Molly.morse@kekstcnc.com